UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2011
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 7, 2011, Apache Corporation (the “Company”) filed with the Securities and Exchange Commission its definitive proxy statement (the “Proxy Statement”) for the Company’s 2011 Annual Meeting of Shareholders. Item 9 of the Proxy Statement requests that shareholders approve an amendment to the Company’s certificate of incorporation to increase the Company’s authorized preferred stock from 5,000,000 shares to 10,000,000 shares. On April 15, 2011, the executive committee of the board of directors of the Company adopted a resolution which provides that upon shareholder approval of Item 9 of the Proxy Statement, the Company will not issue more than 7,500,000 of the 10,000,000 authorized shares of preferred stock, without further shareholder approval.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Date: April 15, 2011	/s/ Cheri L. Peper
Cheri L. Peper
Corporate Secretary